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                             EQUITY ADDITIONS(TM)
                 VARIABLE ADDITIONAL INSURANCE DIVIDEND OPTION
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                       SUPPLEMENT DATED NOVEMBER 9, 1998
                                      TO
                         PROSPECTUS DATED MAY 1, 1998

  This supplements the information contained in the prospectus ("Prospectus") for the Variable Additional Insurance dividend option, dated May 1, 1998. You should keep this Supplement to the Prospectus for future reference.

  1. A new definition is added under "Definitions" on page 3 of the Prospectus as follows:

  "Components" are the corresponding portions of the VAI cash value that are attributable to payments made from each of the base policy, each dividend option and each additional benefit rider that comprises the Policy, plus or minus the separate account return on such payments. The VAI cash value is equal to the sum of the cash value in all of the Components."

  2. The second and third sentence "Conditional Guaranteed Minimum VAI Death Benefit" on page 9 of the Prospectus are deleted in their entirety and replaced with the following:

  "During any "7-pay test" period, the conditional guaranteed minimum VAI death benefit generally will equal the VAI death benefit at the beginning of any such "7-pay test" period, reduced for any loans, withdrawals or cash value transfers that are taken from the VAI since the beginning of the "7-pay test" period. The conditional guaranteed minimum VAI death benefit will end or be reduced if the dividend option for the next dividend payment date is changed from VAI to any other dividend option, if the Policy becomes a MEC, or for any loan, withdrawal or cash value transfer. Consult with your account representative before taking any such action to find out the effect such action will have on the conditional guaranteed minimum VAI death benefit or call Metropolitan Life at 800-638-5000"

  3. The following is added as the third sentence under "Issuance of a VAI" on page 10 of the Prospectus:

  "Adding the VAI rider after the issuance of your base policy could result in a reduction of premium limits under the MEC rules. See "Taxation of the Policy" below. Your account representative can tell you what these premium limits are or you can get this information by calling Metropolitan Life at 800-638-5000"

  4. The following is added as the second sentence under the first paragraph under "Payments" on page 10 of the Prospectus.

  "Metropolitan Life will keep track of payments plus or minus the cash value that reflects the return on such payments while they are in the VAI that originated with each Component of the Policy for purposes of deducting charges from the VAI, as well as making loans, transfers and withdrawals."

  5. The following is added as the second sentence under "Charges" on page 11 of the Prospectus:

  "All charges deducted under the VAI will be deducted on a pro rata basis based on the cash value in each Component."

  6. The following is added as the last sentence under "Effect of a Loan" on page 15 of the Prospectus:

  "In addition, a loan will reduce the Conditional Guaranteed Minimum VAI Death Benefit to the extent security for the loan is taken from the VAI cash value."

  7. The following is added as the last sentence to the third paragraph on page 16 of the Prospectus:

  "In addition any withdrawal or transfer from the VAI will reduce the Conditional Guaranteed Minimum VAI Death Benefit."

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  8. The fourth sentence under "Loan Privileges" on page 15 of the Prospectus is amended in its entirety, as follows:

  "If an Owner would like to take a loan, then the Owner may direct from where security shall be taken among the available cash value in the different parts of the Policy and from the available cash value in the components of VAI. If the Owner does not so direct, it shall be taken from available cash value in the different parts of the Policy and from the cash value in the components of VAI in a manner that Metropolitan Life will set forth at the time the loan is taken.

  9. The section "Automatic Transfers of VAI Cash Value" on page 16 of the Prospectus is revised in its entirety as follows:

  "Metropolitan Life may make arrangements for automatic transfers of the VAI cash value available in the future to pay base policy premiums which an Owner will be able to request in writing on forms provided by Metropolitan Life. The terms and conditions under which automatic transfers will be permitted will be set forth in the forms provided by Metropolitan Life. Automatic transfer arrangements will reduce the Conditional Guaranteed Minimum VAI Death Benefit."

  10. The second paragraph under "Withdrawal and Transfer Privileges" which is on page 16 of the Prospectus is revised in its entirety as follows:

  "Metropolitan Life may require that these requests be made on forms provided for these purposes. The maximum amount available for transfer from VAI to other parts of the Policy will be equal to the cash value in its corresponding component of the VAI on the Date of Receipt of the request. The maximum amount available for withdrawal is the VAI cash value on the Date of Receipt of the request. If an Owner would like to take a partial withdrawal, the Owner can direct from where it shall be taken among the available cash value in the components of VAI. If the Owner does not so direct, it shall be taken from the cash value in the components of VAI in a manner that Metropolitan Life will set forth at the time the withdrawal is taken.

  11. The following is added before the last sentence under the first paragraph under "Distribution of the VAI" on page 18 of the Prospectus:

  "However, writing representatives receive compensation based on an the aggregate cash value in all of: (i) the Policy, which may include a VAI; and (ii) certain other products of Metropolitan Life and its affiliated companies. This compensation will not exceed .12% per year of such total cash value."

98102QWF (EXP 5/99) MLIC-LD

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